UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2011 (May 5, 2011)
GREEN BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	0-14289	62-1222567

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Main Street, Greeneville, Tennessee	37743-4992

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (423) 639-5111
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On May 5, 2011, Green Bankshares, Inc. (the “Company”), GreenBank, a wholly-owned subsidiary of the Company (“GreenBank”), and North American Financial Holdings, Inc. (“NAFH”) entered into an investment agreement (the “Agreement”), pursuant to which NAFH has agreed to purchase, subject to certain conditions, for $217,019,000 in cash, 119,900,000 shares of common stock, $2.00 par value, of the Company (the “Common Stock”), at a purchase price of $1.81 per share, and under which each existing Company shareholder shall receive, immediately prior to closing, one contingent value right (“CVR”) per share that would entitle the holder to receive up to $0.75 in cash per CVR at the end of a five-year period based on the credit performance of GreenBank’s existing loan portfolio (the transactions contemplated by the Investment Agreement are referred to herein as, the “Transaction”). Following consummation of the Transaction, it is anticipated that NAFH will own approximately 90.1% of the Company’s outstanding Common Stock.
In addition, in connection with the Transaction, on May 5, 2011, the Company entered into a Stock Option Agreement (the “Option Agreement”) with NAFH, pursuant to which the Company granted an option (the “Option”) to purchase up to 2,628,183 shares of Common Stock (not to exceed 19.9% of the issued and outstanding shares of the Company) at a price equal to the closing price on the first trading day following the date of the Investment Agreement. Pursuant to the Option Agreement, the Option will be exercisable under certain circumstances in connection with certain third party acquisitions or acquisition proposals.
Consummation of the Transaction is subject to a number of conditions, including the following: (i) the absence of a Material Adverse Effect (as defined in the Agreement) since December 31, 2010; (ii) receipt of all required regulatory approvals; (iii) the approval of the Transaction and certain amendments to the Company’s Amended and Restated Charter by the Company’s shareholders, including to increase the Company’s authorized shares, reduce the par value of the Common Stock, eliminate the application of the Tennessee Control Share Acquisition Act, and make certain determinations regarding Section 9 of the Charter (the “Charter Amendments”); (iv) the entry by NAFH and the United States Department of the Treasury (“Treasury”) into a binding agreement regarding the Company’s repurchase of shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A and warrant to purchase shares of Common Stock issued to the Treasury in connection with the Company’s participation in the Capital Purchase Program of the Treasury’s Troubled Asset Relief Program (the “TARP Repurchase”); (v) the appointment of individuals designated by NAFH to the board of directors of the Company and GreenBank such that the NAFH designees constitute a majority of the board of directors of the Company and GreenBank; (vi) the resignation of certain directors of the Company and GreenBank; (vii) the Company’s maintaining of insurance coverage; (viii) the listing of the Common Stock to be issued to NAFH on The NASDAQ Stock Market LLC (“NASDAQ”); (ix) the waiver of rights to change in control payments from certain senior officers and employees subject to TARP limitations; (x) certain limitations on reductions in deposit levels and the amount of charge-offs between signing and closing; (xi) the declaration of the CVR distribution; and (xii) other terms and conditions typical of similar transactions.
The Agreement contains customary representations, warranties, and various covenants, including, among others, covenants by the Company (i) to call a shareholder meeting to approve the Transaction, the Charter Amendments and the merger of GreenBank with and into a subsidiary of NAFH (the “Bank Merger”), (ii) file and distribute a definitive proxy statement related to such meeting, (iii) to use reasonable best efforts to enter into and maintain in effect an agreement with the Treasury regarding the TARP Repurchase, and (iv) enter into indemnification agreements with the Company’s directors, including the new directors appointed by NAFH.

The Agreement may be terminated in a number of situations, including (i) by the Company or NAFH if (a) the closing does not occur within 150 days after the Agreement is signed, (b) notice from a governmental entity that it will not grant a required approval or if a governmental entity takes certain actions prohibiting the Transaction, (ii) by the Company or NAFH in the event of a breach by the other of a representation or warranty or a covenant (that is not cured in the time allowed in the Agreement) that causes the failure of a closing condition to be satisfied, (iii) by the Company or NAFH if the Company’s shareholders do not approve the Transaction, certain of the Charter Amendments or the Bank Merger, or (iv) by NAFH if the Company breaches the Agreement’s exclusivity/non-solicitation provisions or the Company’s board of directors withdraws its recommendation to the Company’s shareholders with respect to the Transaction.
The Company is subject to a “no-shop” restriction on its ability to solicit third-party proposals, provide information and engage in discussions with third parties with respect to potential acquisitions. The no-shop allows the Company to provide information and participate in discussions with respect to third party proposals if the board of directors of the Company determines in good faith (after consulting with its financial advisor and outside legal counsel) that such proposal constitutes or could reasonably be expected to lead to a “superior proposal.” The Company may not terminate the Agreement on the basis of the existence of a superior offer.
If an Acquisition Proposal (as defined in the Agreement) is made to the Company or its subsidiaries and thereafter the Agreement is terminated because (i) the required approvals of the Company’s shareholders are not obtained; (ii) the Company breaches its obligations under the non-solicitation/exclusivity provisions; or (iii) the Company breaches a covenant of the Agreement (and fails to cure such breach in the time allowed in the Agreement) that causes the failure of a closing condition to be satisfied, then the Company will owe NAFH a $750,000 expense reimbursement immediately and, if an alternative transaction is entered into within twelve (12) months of the termination of the deal, an $8,000,000 termination fee at the time the agreement for the new transaction is entered into. If an Acquisition Proposal is made, and thereafter the Agreement is terminated by NAFH because the board of directors of the Company has withdrawn its recommendation that the shareholders approve the Transaction or recommended a competing transaction, a $750,000 expense reimbursement would be payable immediately and $4,000,000 of the termination fee would be payable immediately, with the remaining $4,000,000 payable if the Company enters into an agreement for an alternative transaction within 12 months of the termination of the deal.
The Agreement also provides that, after closing, the Company’s and GreenBank’s boards of directors will consist of two current directors (the “Legacy Directors”) and the directors designated by NAFH. In addition, the Legacy Directors will be elected or appointed to NAFH’s board of directors immediately following closing.

Prior to the closing of the Transaction, the Company and NAFH have agreed to enter into a Registration Rights Agreement regarding the registration by the Company of the shares of Common Stock to be issued to NAFH in certain circumstances. Pursuant to the proposed terms of the Registration Rights Agreement, NAFH will have certain shelf registration rights, demand registration rights, and unlimited piggyback registration rights, subject to customary limitations.
The foregoing description of the Agreement, the Option Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and the Option Agreement, which are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. This summary and the Agreement have been included to provide shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company or NAFH. The representations and warranties contained in the Agreement are made to, and solely for the benefit of, the parties to the Agreement. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Agreement and the Option Agreement. Moreover, certain representations and warranties in the Agreement are made for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Agreement and are modified in important respects by the confidential disclosure letters. The representations and warranties contained in the Agreement should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission. A copy of the press release announcing the Transaction is set forth in Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.
To the extent required by Item 3.02 of Form 8-K, the information set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02. The issuance of securities pursuant to the Transaction is a private placement to “accredited investors” (as that term is defined under Rule 501 of Regulation D) and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering.
Cautionary Statement
The investment discussed above involves the sale of securities in a private transaction that will not be registered under the Securities Act of 1933, as amended, and will be subject to the resale restrictions under that act. Such securities may not be offered or sold absent registration or an applicable exemption from registration requirements. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-looking Statements
Certain matters discussed in this Current Report on Form 8-K are not historical facts but are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Risks and uncertainties related to the Company’s business are discussed in the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2010, and include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the investment agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the investment agreement; (3) the inability to complete the transactions contemplated by the investment agreement due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the transaction, including the receipt of regulatory approval; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (6) the amount of the costs, fees, expenses and charges related to the proposed transaction; (7) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (8) continuation of the historically low short-term interest rate environment; (9) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (10) increased levels of non-performing and repossessed assets and the ability to resolve these may result in future losses; (11) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (12) rapid fluctuations or unanticipated changes in interest rates; (13) the impact of governmental restrictions on entities participating in the Capital Purchase Program (the “CPP”) of the United States Department of the Treasury; (14) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments, like the Dodd-Frank Wall Street Reform and Consumer Protection Act, arising out of current unsettled conditions in the economy, (15) the results of regulatory examinations; (16) the remediation efforts related to the Company’s material weakness in its internal control over financial reporting; (17) increased competition with other financial institutions in the markets that GreenBank serves; (18) the Company recording a further valuation allowance related to its deferred tax asset; (19) exploring alternatives available for the future repayment or conversion of the preferred stock issued in the CPP, including in the transaction contemplated in the investment agreement; (20) further deterioration in the valuation of other real estate owned; (21) inability to comply with regulatory capital requirements and to secure any required regulatory approvals for capital actions to raise capital if necessary to comply with any regulatory capital requirements; and (22) the loss of key personnel. The Company undertakes no obligation to update forward-looking statements.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed investment in the Company by NAFH. The Company will file a proxy statement and other documents regarding the proposed investment transaction described in this Form 8-K with the SEC. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other relevant documents free of charge at the SEC’s website, http://www.sec.gov, and the Company’s shareholders will receive information at an appropriate time on how to obtain the proxy statement and other transaction-related documents for free from the Company. Such documents are not currently available.

Participants in the Solicitation
The Company and its directors, executive officers, certain members of management, and employees may have interests in the proposed investment transaction or be deemed to be participants in the solicitation of proxies of the Company’s shareholders to approve the matters necessary to be approved to facilitate the proposed investment transaction. Certain information regarding the participants and their interest in the solicitation is set forth in the proxy statement for the Company’s 2011 Annual Meeting of Shareholders filed with the SEC on April 8, 2011. Shareholders may obtain additional information regarding the interests of such participants by reading the proxy statement relating to the proposed transaction when it becomes available.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1	Investment Agreement, dated May 5, 2011, among Green Bankshares, Inc., GreenBank and North American Financial Holdings, Inc.

10.2	Stock Option Agreement, dated May 5, 2011, between Green Bankshares, Inc. and North American Financial Holdings, Inc.

99.1	Press release dated May 5, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BANKSHARES, INC.
By:	/s/ James E. Adams
	Name:	James E. Adams
	Title:	Executive Vice President and Chief Financial Officer
Date: May 6, 2011

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Investment Agreement, dated May 5, 2011, among Green Bankshares, Inc., GreenBank and North American Financial Holdings, Inc.

10.2	Stock Option Agreement, dated May 5, 2011, between Green Bankshares, Inc. and North American Financial Holdings, Inc.

99.1	Press release dated May 5, 2011.